UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 23, 2019

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota	41-0268370
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, Minnesota 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	FUL	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated April 23, 2019, that was filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2019 (the “Original Form 8-K”) by H.B. Fuller Company (the “Company”), concerning the Company’s decision to engage Ernst & Young LLP (“EY”) as its independent registered public accounting firm following the completion of the audit services provided by KPMG LLP (“KPMG”) for the year ending November 30, 2019 and the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2019 (the “2019 Annual Report”) on January 24, 2020.

Item 4.01.	Changes in Registrant’s Certifying Accountant

As previously announced in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company approved the engagement of EY as the Company’s independent registered public accounting firm for the Company’s fiscal year ending November 28, 2020. KPMG continued as the Company’s independent registered public accounting firm for the year ended November 30, 2019. On January 24, 2020, when the Company filed the 2019 Annual Report with the SEC, KPMG completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of KPMG as its independent registered public accounting firm with respect to the audit of the Company’s consolidated financial statements ended as of that date.

KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 1, 2018 and November 30, 2019 did not contain any adverse opinion or disclaimer of opinion. KPMG’s report on the Company’s consolidated financial statements as of and for the fiscal year ended December 1, 2018 contained a paragraph indicating the Company elected to change its method of accounting for inventory in 2018.

During the fiscal years ended December 1, 2018 and November 30, 2019, and the subsequent interim period through January 24, 2020, the effective date of KPMG’s dismissal, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of KPMG’s letter, dated January 27, 2020, is filed as Exhibit 16.1 to this Form 8-K/A.

During the fiscal years ended December 1, 2018 and November 30, 2019, and the subsequent interim period through January 24, 2020, neither the Company nor anyone on its behalf has consulted with EY regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from KPMG LLP
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ John J. Corkrean
John J. Corkrean Executive Vice President and Chief Financial Officer

Date: January 27, 2020

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